UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2005

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14762 (Commission File Number)	36-3858106 (I.R.S. Employer Identification Number)

3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 663-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a – 12)
[	] Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d(b))
[	] Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e – 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a)     On December 8, 2005, the Compensation and Leadership Development Committee of the Board of Directors (the “Committee”) of The ServiceMaster Company (“ServiceMaster”) approved the amendment and restatement of the ServiceMaster Deferred Compensation Plan (the “DCP”) to: (i) comply with Section 409A of the Internal Revenue Code of 1986, as amended, which took effect on January 1, 2005 and (ii) provide participants who have attained age 65 by December 31, 2005 to terminate their participation in the DCP and receive a full distribution by December 31, 2005.

(b)    On December 8, 2005, the Committee of ServiceMaster established the 2006 financial performance goal of its four most highly compensated executive officers (other than Jonathan Ward, its Chairman and Chief Executive Officer) (the “Named Executive Officers”) under the ServiceMaster Annual Bonus Plan (the “ABP”). The Committee will establish the 2006 performance goals of Mr. Ward under the ABP in February 2006. The ABP was approved by ServiceMaster’s shareholders on May 21, 2003.

Each Named Executive Officer’s annual bonus target under the ABP for 2006 is 100% of his base salary, with a maximum payout of 120% of his salary. For 2006, 80% of each Named Executive Officer’s annual bonus target is based on achieving budgeted earnings per share and 20% will be based on the achievement of individually established non-EPS goals.

The Committee also established the 2006 performance goal under the Corporate Performance Plan (the “CPP”). The CPP was approved by shareholders on April 28, 2000. A total of 10,000 units, with a per unit target of $700 in 2006, are available under the CPP and allocated annually to participants. Mr. Ward’s annual target payout under the CPP is $700,000. For 2006, Mr. Ward’s and each Named Executive Officer’s CPP payout will be based on achieving greater than 80% of budgeted pre-tax income from continuing operations. If ServiceMaster achieves less than 80% of the budgeted pre-tax income from continuing operations, each Named Executive Officer’s amount earned under the CPP will be zero. If ServiceMaster achieves in excess of 80% of the budgeted pre-tax income from continuing operations, a percentage of the actual pre-tax income will be put into a pool and allocated ratably over the 10,000 participation units. The percentage of the actual pre-tax income will be determined upon finalization of the 2006 budget.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits	.
10.1	ServiceMaster Deferred Compensation Plan, as amended and restated effective January 1, 2005.
10.2

ServiceMaster Annual Bonus Plan is incorporated by reference to Exhibit C to the April 16, 2003 Proxy Statement relating to The ServiceMaster Company’s 2003 Annual Meeting of Shareholders held May 21, 2003.

10.3

Corporate Performance Plan, formerly known as the 2001 Long-Term Performance Award Plan, as amended March 16, 2001, is incorporated by reference to Exhibit 10.2 to ServiceMaster’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2005	THE SERVICEMASTER COMPANY
By: /s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.1	ServiceMaster Deferred Compensation Plan, as amended and restated effective January 1, 2005.

10.2

ServiceMaster Annual Bonus Plan is incorporated by reference to Exhibit C to the April 16, 2003 Proxy Statement relating to The ServiceMaster Company’s 2003 Annual Meeting of Shareholders held May 21, 2003.

10.3

Corporate Performance Plan, formerly known as the 2001 Long-Term Performance Award Plan, as amended March 16, 2001, is incorporated by reference to Exhibit 10.2 to ServiceMaster’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

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